UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 15, 2007
Date of Report (Date of earliest event reported)

CENTRO NP LLC

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12244	64-0955724
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

420 Lexington Avenue, New York, New York 10170
(Address of principal executive offices, including zip code)

212-869-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Contribution, Distribution and Assumption Agreement

On August 15, 2007, Centro NP LLC (“the Company”) entered into a Contribution, Distribution and Assumption Agreement (the “Agreement”) with Super LLC, the Company’s sole and managing member (“Super LLC”), Centro NP Residual Holding LLC, a newly formed limited liability company owned by Super LLC and the Company (“NP Residual Holding”), and certain of the Company’s wholly-owned subsidiaries (the “Company Subsidiaries”).

Pursuant to the Agreement, the Company contributed 49% of its interest in certain subsidiaries (the “Transferred Entities”) owning real properties with an approximate value of $398 million to NP Residual Holding.  The Company distributed 51% of its interest in the Transferred Entities to its parent, Super LLC, and Super LLC contributed such interest in the Transferred Entities to NP Residual Holding. Following these transactions, the Company owned 49% of the non-managing interest in NP Residual Holding, and Super LLC owned 51% of the managing member interest in NP Residual Holding.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On August 15, 2007, the Company completed the disposition of interests described in Item 1.01 of this Current Report on Form 8-K under the heading “Contribution, Distribution and Assumption Agreement.”  The material terms of the disposition of interests are set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Contribution, Distribution and Assumption Agreement” are incorporated herein.

Item 9.01                                             Financial Statements and Exhibits.

(b)                                                                                 Pro forma financial information.

The unaudited pro forma financial statements of the Company as of June 30, 2007, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01 by reference.

(d)                                                                                 Exhibits.

Exhibit 10.1

Contribution, Distribution and Assumption Agreement, dated as of August 15, 2007, by and among New Plan of Elk Grove, LLC, New Plan Property Holding Company, New Plan of Michigan, LLC, New Plan of Michigan Member, LLC, Excel Realty Trust — NC, NC Properties #1, LLC, NC Properties #2, LLC, HK New Plan Exchange Property Owner II, LP, HK New Plan Lower Tier OH, LLC, HK New Plan Mid Tier OH, L.P., HK New Plan OH TRS, Inc., HK New Plan STH Upper Tier II Company, CA New Plan Asset Partnership IV, LP, CA New Plan Asset LLC, CA New Plan VI, Excel Realty Trust — ST, LLC, New Plan Florida Holdings, LLC, HK New Plan Exchange Property Owner I, LLC, HK New Plan Exchange Property Holdings I, LLC, New Plan Acquisition Company, LLC, Centro NP LLC, Super LLC and Centro NP Residual Holding LLC.

Exhibit 99.1	Unaudited Pro Forma Financial Statements of Centro NP LLC, as of June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2007	CENTRO NP LLC

	By	/s/ Steven Siegel
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Contribution, Distribution and Assumption Agreement, dated as of August 15, 2007, by and among New Plan of Elk Grove, LLC, New Plan Property Holding Company, New Plan of Michigan, LLC, New Plan of Michigan Member, LLC, Excel Realty Trust — NC, NC Properties #1, LLC, NC Properties #2, LLC, HK New Plan Exchange Property Owner II, LP, HK New Plan Lower Tier OH, LLC, HK New Plan Mid Tier OH, L.P., HK New Plan OH TRS, In, HK New Plan STH Upper Tier II Company, CA New Plan Asset Partnership IV, LP, CA New Plan Asset LLC, CA New Plan VI, Excel Realty Trust — ST, LLC, New Plan Florida Holdings, LLC, HK New Plan Exchange Property Owner I, LLC, HK New Plan Exchange Property Holdings I, LLC, New Plan Acquisition Company, LLC, Centro NP LLC, Super LLC and Centro NP Residual Holding LLC.

99.1	Unaudited Pro Forma Financial Statements of Centro NP LLC, as of June 30, 2007.

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